Related parties	12 Months Ended
Dec. 31, 2023
Related parties
Related parties
28	Related parties

Transactions with key management personnel

The Group paid R$ 11,232 as of December 31, 2023 (R$ 10,997 as of December 31, 2022 and R$ 11,096 as of December 31, 2021) as direct compensation to key management personnel. These amounts correspond to the executive board compensation, related social charges and short-term benefits and are recorded under line “General and administrative expenses”.

The executive officers also participate in the Group's share-based compensation program. For the year ended on December 31, 2023, R$ 768 (R$ 21 as of December 31, 2022 and R$ 99 as of December 31, 2021) were recognized in the statement of profit or loss.

The Group has no additional post-employment obligation, as well as no other long-term benefits, such as premium leave and other severance benefits. The Group also does not offer other benefits in connection with the dismissal of its Senior Management’s members.